Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2012

OneBeacon Insurance Group, Ltd.
Address:
601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com

Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings - Ongoing Subsidiaries (1)	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Ratings - Runoff Subsidiaries (2)	A	Unrated	A	A2
Outlook	Under Review - Negative	Unrated	Rating Watch - Negative	Negative

Following OneBeacon's announcement of the Runoff transaction, A.M. Best, Fitch, Moody's and Standard & Poor's each issued a press release regarding the ratings implications. A.M. Best placed the subsidiaries being sold in the Runoff transaction (the "Runoff Subsidiaries") under review with negative implications; Fitch placed the Runoff Subsidiaries on credit watch negative; and Moody's assigned a negative outlook. Standard & Poor's downgraded and subsequently, at the request of OneBeacon, withdrew its rating on the Runoff Subsidiaries. All four ratings agencies affirmed the ratings of the Ongoing Subsidiaries with stable Outlook. The above tables summarize the ratings related to the entities supporting the Ongoing Subsidiaries and, separately the Runoff Subsidiaries.

(1)	Insurance entities supporting the Ongoing business include Atlantic Specialty Insurance Company, Homeland Insurance Company of NY, Homeland Insurance Company of DE, and OBI National Insurance Company.

(2)
Insurance entities supporting the Runoff business include OneBeacon Insurance Company, The Camden Fire Insurance Association, Traders & General Insurance Company, The Northern Assurance Company of America, OneBeacon America Insurance Company, OneBeacon Midwest Insurance Company, and The Employers' Fire Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Paul McDonough
Shareowner Services	Chief Financial Officer
161 North Concord Exchange	877-248-8765
South St. Paul, MN 55075-1139
1-800-767-3330
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii	Investing, Financing and Corporate Operations
Safe Harbor Statement	iii	Pre-Tax Results from Operations	13
		Investment Results Pre-Tax	14
Consolidated Results		Investment Returns	15
Consolidated Financial Results	1	Composition of Invested Assets	16
Consolidated Statements of Operations and Comprehensive Income (Loss)	2	Capital Structure	17
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)	3	Interest Coverage	18
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations
For the Twelve Months Ended December 31, 2011 and 2012	8
For the Three Months Ended December 31, 2011 and 2012	9
Consolidated Loss and LAE Reserve Summaries
For the Three and Twelve Months Ended December 31, 2011 and 2012	10

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	11
Specialty Industries
Pre-Tax Results from Operations	12

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•
To better align its operating and reporting structure with the Company's business profile as a result of the Runoff Transaction described below, OneBeacon revised its segment structure during the fourth quarter of 2012. Financial information for the prior period has been reclassified to conform to this presentation. OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate Operations.

•
Specialty Products is a collection of niche businesses focused on providing their U.S. customers distinct specialty insurance products. Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, Collector Cars and Boats, OneBeacon Specialty Property, OneBeacon Excess and Surplus Lines, OneBeacon Surety Group, and OneBeacon Program Group.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group.

•
Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
On February 22, 2012, OneBeacon completed the sale of its AutoOne Insurance (“AutoOne”) business to Interboro Holdings, Inc. (“Interboro”). Formed in 2001, the AutoOne division has offered products and services to assigned risk markets primarily in New York and New Jersey. AutoOne had been included within the Other Insurance Operations segment, however, as a result of entering into the AutoOne Purchase Agreement, AutoOne has been presented as discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation. Assets and liabilities reflective of the sale have been presented as held for sale in the December 31, 2011 consolidated balance sheet.

•
On October 17, 2012, one of the Company's indirect wholly-owned subsidiaries, OneBeacon Insurance Group LLC, entered into a definitive agreement with Trebuchet US Holdings, Inc., a wholly-owned subsidiary of Armour Group Holdings Limited, to sell its runoff business. OneBeacon's runoff business includes the results of OneBeacon's remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, as well as certain purchase accounting adjustments related to the OneBeacon Acquisition (the "Runoff Business", the sale of which is referred to as the "Runoff Transaction"). The Runoff Business has been included within discontinued operations, with the prior periods reclassified to conform to the current presentation.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company's combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•	NM - Not meaningful

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains or losses, income (loss) from discontinued operations, loss from sale of discontinued operations, and the related tax effects, from net (loss) income attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net (loss) income attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains and losses which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. The reconciliation of net (loss) income attributable to OneBeacon's common shareholders to operating (loss) income is included on page 3.

•
Operating income (loss) per share is calculated by dividing operating (loss) income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating (loss) income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance on a comparative basis. Net (loss) income attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net (loss) income attributable to OneBeacon's common shareholders to operating (loss) income is included on page 3. The calculation of operating (loss) income per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after-tax, and accumulated other comprehensive income/loss (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses and net foreign currency gains and losses on investments, after tax, and AOCI/L, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses and net foreign currency gains and losses on investments and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after tax, and AOCI/L, after tax, is included on page 4.

•
Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that represents pre-tax income from continuing operations less net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income from continuing operations. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income from continuing operations, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income from continuing operations to pre-tax operating income before interest expense on debt is included on page 18.

•
Interest coverage is calculated by dividing pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 18.

ii

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company's assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company's investment portfolio, changes in accounting policies, and other factors identified in the Company's Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Highlights
Comprehensive income (loss) (see p.2 and 3)	$19.1	$44.2	$12.4	$(64.2)	$(14.5)	NM	$43.9	$(22.1)	NM
Net income (loss) (see p.2 and 3)	30.6	44.0	12.3	(62.2)	(13.3)	NM	55.1	(19.2)	NM
Operating income (loss) (see p.3)	44.2	34.1	19.6	18.6	(12.4)	NM	97.0	59.9	(38.3)%

										As of Dec 31, 2011	As of Dec 31, 2012	% Change
Per Share Amounts
Book value per share (see p.6)										$11.56	$10.63	(8.0)%
Change in book value per share, including dividends, in the quarter [1]												(1.4)%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [2]												(0.8)%
Common shares outstanding [3]										95.1	95.4	0.3%
Operating income (loss) per share (basic & diluted) (see p.3) [5]	$0.47	$0.36	$0.21	$0.19	$(0.13)	NM	$1.03	$0.63	(38.2)%
Weighted average number of common shares outstanding (basic & diluted) [5]	94.4	94.4	94.4	94.5	94.5	0.3%	94.4	94.5	0.5%

Financial Ratios						Point Change			Point Change
GAAP ratios:
Loss and LAE ratio	48.1%	50.2%	54.0%	56.0%	69.1%	(21.0)	54.2%	57.4%	(3.2)
Expense ratio	36.9%	38.9%	40.0%	38.8%	42.8%	(5.9)	37.9%	40.1%	(2.2)
Combined ratio	85.0%	89.1%	94.0%	94.8%	111.9%	(26.9)	92.1%	97.5%	(5.4)

										As of Dec 31, 2011[4]	As of Dec 31, 2012[4]	% Change
Balance Sheet
Total investments (see p.5)										$2,707.6	$2,291.5	(15.4)%
Total OneBeacon's common shareholders' equity (see p.5)										$1,099.8	$1,014.5	(7.8)%
Ratio of debt to total capital (see p.17)										19.7%	21.3%	1.6 pts

[1]	Includes a quarterly dividend paid of $0.21 per share paid in December 2012.

[2]
Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

[3]	Common shares outstanding includes the impact of unvested restricted shares (300,000 granted in March 2012 and 630,000 granted in May 2011).

[4]	Excludes $338.1 million and $111.8 million of investments that have been classified as held for sale as of December 31, 2012 and 2011, respectively.
[5] Operating income (loss) per share and related weighted average number of common shares outstanding include the impact of unvested shares.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss)
($ in millions)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Earned premiums	$264.2	$271.8	$280.3	$293.9	$286.0	8%	$1,012.2	$1,132.0	12%
Net investment income	15.6	14.7	14.0	12.8	12.1	(22)%	71.4	53.6	(25)%
Net realized and unrealized investment gains (losses)	23.9	29.8	(11.9)	40.0	(2.2)	NM	10.6	55.7	NM
Net other revenues (expenses) [1]	(0.2)	0.1	0.2	(0.4)	(0.4)	100%	(12.4)	(0.5)	(96)%
Total revenues	303.5	316.4	282.6	346.3	295.5	(3)%	1,081.8	1,240.8	15%
Loss and LAE	127.0	136.4	151.4	164.7	197.5	56%	548.3	650.0	19%
Policy acquisition expenses	59.7	58.1	60.9	66.6	63.8	7%	221.2	249.4	13%
Other underwriting expenses	37.8	47.5	51.3	47.4	59.0	56%	162.3	205.2	26%
General and administrative expenses	2.4	2.7	2.6	4.4	3.7	54%	9.8	13.4	37%
Interest expense on debt	4.1	4.1	4.0	4.0	4.8	17%	20.5	16.9	(18)%
Total expenses	231.0	248.8	270.2	287.1	328.8	42%	962.1	1,134.9	18%
Pre-tax income (loss)	72.5	67.6	12.4	59.2	(33.3)	NM	119.7	105.9	(12)%
Income tax (expense) benefit	(12.9)	(13.5)	(0.4)	(14.2)	19.7	NM	(14.8)	(8.4)	(43)%
Net income (loss) including noncontrolling interests	59.6	54.1	12.0	45.0	(13.6)	NM	104.9	97.5	(7)%
Loss from discontinued operations, net of tax [2]	(28.1)	(9.5)	0.5	(15.8)	0.5	NM	(29.6)	(24.3)	(18)%
Loss from sale of discontinued operations, net of tax	(1.0)	—	—	(91.0)	—	(100)%	(19.2)	(91.0)	NM
Net income (loss) including noncontrolling interests	30.5	44.6	12.5	(61.8)	(13.1)	NM	56.1	(17.8)	NM
Less: Net (income) loss attributable to noncontrolling interests	0.1	(0.6)	(0.2)	(0.4)	(0.2)	NM	(1.0)	(1.4)	40%
Net income (loss) attributable to OneBeacon’s common shareholders	30.6	44.0	12.3	(62.2)	(13.3)	NM	55.1	(19.2)	NM
Other comprehensive income (loss) items	(11.5)	0.2	0.1	(2.0)	(1.2)	(90)%	(11.2)	(2.9)	(74)%
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$19.1	$44.2	$12.4	$(64.2)	$(14.5)	NM	$43.9	$(22.1)	NM

[1]
The QTD ended December 31, 2012 includes other revenues of $4.5 million related to the gain on sale of a shell company, net of transaction costs, and $6.3 million of other expenses related to the repurchase of outstanding debt.

[2]	Results for Runoff and AutoOne are reported as discontinued operations for all periods presented. The AutoOne transaction closed in February 2012.

OneBeacon Insurance Group, Ltd.
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)
(in millions, except per share amounts)

	Three Months Ended					Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2011	2012	2012	2012	2012	2011	2012
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$19.1	$44.2	$12.4	$(64.2)	$(14.5)	$43.9	$(22.1)

Net income (loss) attributable to OneBeacon’s common shareholders	$30.6	$44.0	$12.3	$(62.2)	$(13.3)	$55.1	$(19.2)

Weighted average number of common shares outstanding [1]	94.4	94.4	94.4	94.5	94.5	94.4	94.5

Net income (loss) attributable to OneBeacon’s common shareholders per share	$0.32	$0.46	$0.12	$(0.65)	$(0.14)	$0.57	$(0.21)

Net income (loss) attributable to OneBeacon’s common shareholders	$30.6	$44.0	$12.3	$(62.2)	$(13.3)	$55.1	$(19.2)
Less:
Net realized and unrealized investment (gains) and losses	(23.9)	(29.8)	11.9	(40.0)	2.2	(10.6)	(55.7)
Tax effect on net realized and unrealized investment (gains) and losses	8.4	10.4	(4.1)	14.0	(0.8)	3.7	19.5
Loss (income) from discontinued operations, net of tax	28.1	9.5	(0.5)	15.8	(0.5)	29.6	24.3
Loss from sale of discontinued operations, net of tax	1.0	—	—	91.0	—	19.2	91.0
Operating income (loss) [2]	$44.2	$34.1	$19.6	$18.6	$(12.4)	$97.0	$59.9

Weighted average number of common shares outstanding [1]	94.4	94.4	94.4	94.5	94.5	94.4	94.5

Operating income (loss) per share [2]	$0.47	$0.36	$0.21	$0.19	$(0.13)	$1.03	$0.63

[1]	Weighted average number of common shares outstanding includes the impact of unvested restricted shares.

[2]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Dec 31, 2012
Numerator:
[A]	Comprehensive loss attributable to OneBeacon’s common shareholders (see p. 3)			$(22.1)

[B]	Operating income (see p. 3) [1]			$59.9
		As of	As of
		Dec 31, 2012	Dec 31, 2011	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,014.5	$1,099.8	$1,057.2
	Less:
	Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [2]	(119.6)	(78.7)
	Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	41.9	27.5
	Accumulated other comprehensive loss (AOCL), after-tax	13.8	10.9
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCL	$950.6	$1,059.5	$1,005.1
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			(2.1)%

	Operating return on average adjusted OneBeacon's common shareholders' equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCL [ B / D ]			6.0%

[1]	Represents a non-GAAP financial measure.

[2]
Net unrealized gains and losses and net foreign currency gains and losses on investments as of December 31, 2012 and 2011 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets
As of December 31, 2012 and 2011
($ in millions)

	As of
	Dec 31, 2012	Dec 31, 2011	% Change
Assets
Investment securities
Fixed maturity investments	$1,593.3	$1,886.2	(16)%
Short-term investments	232.8	320.0	(27)%
Common equity securities	259.0	266.5	(3)%
Convertible bonds	62.6	79.8	(22)%
Other investments	143.8	155.1	(7)%
Total investments	2,291.5	2,707.6	(15)%
Cash	43.9	54.9	(20)%
Reinsurance recoverable on unpaid losses	107.3	2,167.5	(95)%
Reinsurance recoverable on paid losses	3.3	16.5	(80)%
Premiums receivable	225.6	230.9	(2)%
Deferred acquisition costs	123.9	123.5	—%
Ceded unearned premiums	11.5	10.7	7%
Net deferred tax asset	137.8	93.6	47%
Investment income accrued	12.1	14.1	(14)%
Accounts receivable on unsettled investment sales	2.1	0.5	NM
Other assets	215.7	269.2	(20)%
Assets held for sale [1]	2,226.8	132.6	NM
Total assets	$5,401.5	$5,821.6	(7)%
Liabilities
Loss and LAE reserves	$1,000.0	$3,358.6	(70)%
Unearned premiums	573.8	528.0	9%
Debt	274.7	269.7	2%
Ceded reinsurance payable	4.8	23.4	(79)%
Accounts payable on unsettled investment purchases	6.2	22.7	(73)%
Other liabilities	297.9	397.7	(25)%
Liabilities held for sale [1]	2,226.8	107.6	NM
Total liabilities	4,384.2	4,707.7	(7)%
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,019.1	1,002.2	2%
Retained earnings	9.2	108.5	(92)%
Accumulated other comprehensive loss, after tax:
Other comprehensive income and loss items	(13.8)	(10.9)	0.27
Total OneBeacon’s common shareholders’ equity	1,014.5	1,099.8	(8)%
Total noncontrolling interests	2.8	14.1	(80)%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,017.3	1,113.9	(9)%
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,401.5	$5,821.6	(7)%

[1]
Assets and liabilities being sold as part of the Runoff transaction are presented separately in the December 31, 2012 consolidated balance sheet. Assets and liabilities sold as part of the AutoOne transaction are presented separately in the December 31, 2011 consolidated balance sheet. The AutoOne transaction closed in February 2012.

OneBeacon Insurance Group, Ltd.
Book Value Per Share
(in millions, except per share amounts)

	As of Dec 31, 2012	As of Dec 31, 2011
Numerator:
OneBeacon’s common shareholders’ equity	$1,014.5	$1,099.8

Denominator:
Common shares outstanding [1]	95.4	95.1

Book value per share	$10.63	$11.56

[1] Common shares outstanding includes the impact of unvested restricted shares (300,000 granted in March 2012 and 630,000 granted in May 2011).

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations (1)
($ in millions)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011 (2)	2012	2012	2012	2012	% Change	2011 (2)	2012	% Change
Net written premiums	$241.2	$303.0	$292.2	$335.2	$248.8	3%	$1,062.7	$1,179.2	11%
Earned premiums	264.2	271.8	280.3	293.9	286.0	8%	1,012.2	1,132.0	12%

Total loss and LAE	(127.0)	(136.4)	(151.4)	(164.7)	(197.5)	55%	(548.3)	(650.0)	19%
Policy acquisition expenses	(59.7)	(58.1)	(60.9)	(66.6)	(63.8)	7%	(221.2)	(249.4)	13%
Other underwriting expenses	(37.8)	(47.5)	(51.3)	(47.4)	(59.0)	56%	(162.3)	(205.2)	26%
Underwriting income (loss)	39.7	29.8	16.7	15.2	(34.3)	NM	80.4	27.4	(66)%

Net investment income	15.6	14.7	14.0	12.8	12.1	(22)%	71.4	53.6	(25)%
Net realized and unrealized investment (losses) gains	23.9	29.8	(11.9)	40.0	(2.2)	(109)%	10.6	55.7	NM
Net other (expenses) revenues	(0.2)	0.1	0.2	(0.4)	(0.4)	100%	(12.4)	(0.5)	(96)%
General and administrative expenses	(2.4)	(2.7)	(2.6)	(4.4)	(3.7)	54%	(9.8)	(13.4)	37%
Interest expense on debt	(4.1)	(4.1)	(4.0)	(4.0)	(4.8)	17%	(20.5)	(16.9)	(18)%
Pre-tax income (loss) from continuing operations	$72.5	$67.6	$12.4	$59.2	$(33.3)	NM	$119.7	$105.9	(12)%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	52.9%	50.0%	53.2%	55.2%	56.8%	(3.9)	53.5%	53.9%	(0.4)
Cat loss and LAE incurred CAY	1.1%	0.9%	2.0%	1.6%	12.2%	(11.1)	3.6%	4.2%	(0.6)
Total loss and LAE CAY	54.0%	50.9%	55.2%	56.8%	69.0%	(15.0)	57.1%	58.1%	(1.0)
Prior year: (fav) unfav
Total loss and LAE PAY	(5.9)%	(0.7)%	(1.2)%	(0.8)%	0.1%	(6.0)	(2.9)%	(0.7)%	(2.2)
Total loss and LAE	48.1%	50.2%	54.0%	56.0%	69.1%	(21.0)	54.2%	57.4%	(3.2)

Policy acquisition expenses	22.6%	21.4%	21.7%	22.7%	22.3%	0.3	21.8%	22.0%	(0.2)
Other underwriting expenses	14.3%	17.5%	18.3%	16.1%	20.5%	(6.2)	16.1%	18.1%	(2.0)
Total expenses	36.9%	38.9%	40.0%	38.8%	42.8%	(5.9)	37.9%	40.1%	(2.2)

GAAP combined ratio	85.0%	89.1%	94.0%	94.8%	111.9%	(26.9)	92.1%	97.5%	(5.4)

(1)	Results for Runoff and AutoOne are reported as discontinued operations for all periods presented. The AutoOne transaction closed in February 2012.
(2) Certain amounts in the prior period financial statements have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.
Consolidating Pre-Tax Results from Operations (1)
For the Twelve Months Ended December 31, 2011 and 2012
($ in millions)

	Specialty Products (2)		Specialty Industries (3)		Investing, Financing and Corporate		Consolidated
	2011	2012	2011	2012	2011	2012	2011	2012
Earned premiums	$549.8	$604.0	$462.4	$528.0	$—	$—	$1,012.2	$1,132.0
Loss and LAE	(281.7)	(345.6)	(266.6)	(304.4)	—	—	(548.3)	(650.0)
Policy acquisition expenses	(129.1)	(150.3)	(92.1)	(99.1)	—	—	(221.2)	(249.4)
Other underwriting expenses	(77.1)	(96.2)	(85.2)	(109.0)	—	—	(162.3)	(205.2)
Underwriting income (loss)	61.9	11.9	18.5	15.5	—	—	80.4	27.4

Net investment income	—	—	—	—	71.4	53.6	71.4	53.6
Net realized and unrealized investment gains	—	—	—	—	10.6	55.7	10.6	55.7
Net other revenues (expenses)	—	0.4	0.6	(0.8)	(13.0)	(0.1)	(12.4)	(0.5)
General and administrative expenses	—	—	(1.7)	(1.9)	(8.1)	(11.5)	(9.8)	(13.4)
Interest expense on debt	—	—	—	—	(20.5)	(16.9)	(20.5)	(16.9)
Pre-tax income (loss) from continuing operations	$61.9	$12.3	$17.4	$12.8	$40.4	$80.8	$119.7	$105.9

GAAP Ratios:
Loss and LAE	51.2%	57.2%	57.7%	57.7%			54.2%	57.4%
Expense	37.5%	40.7%	38.3%	39.4%			37.9%	40.1%
Total GAAP combined	88.7%	97.9%	96.0%	97.1%			92.1%	97.5%

(1)
To better align its operating and reporting structure with the Company's business profile as a result of the Runoff Transaction, OneBeacon revised its segment structure during the fourth quarter of 2012. Financial information for the prior period has been reclassified to conform to this presentation.

(2)
Specialty Products includes the results of A.W.G. Dewar, OneBeacon Professional Insurance, Collector Cars & Boats, OneBeacon Specialty Property, OneBeacon Excess and Surplus Lines, OneBeacon Surety Group, and OneBeacon Program Group.

(3)
Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group.

OneBeacon Insurance Group, Ltd.
Consolidating Pre-Tax Results from Operations (1)
For the Three Months Ended December 31, 2011 and 2012
($ in millions)

	Specialty Products (2)		Specialty Industries (3)		Investing, Financing and Corporate		Consolidated
	2011	2012	2011	2012	2011	2012	2011	2012
Earned premiums	$142.1	$154.8	$122.1	$131.2	$—	$—	$264.2	$286.0
Loss and LAE	(69.0)	(99.9)	(58.0)	(97.6)	—	—	(127.0)	(197.5)
Policy acquisition expenses	(35.8)	(38.7)	(23.9)	(25.1)	—	—	(59.7)	(63.8)
Other underwriting expenses	(17.9)	(28.5)	(19.9)	(30.5)	—	—	(37.8)	(59.0)
Underwriting income (loss)	19.4	(12.3)	20.3	(22.0)	—	—	39.7	(34.3)

Net investment income	—	—	—	—	15.6	12.1	15.6	12.1
Net realized and unrealized investment gains	—	—	—	—	23.9	(2.2)	23.9	(2.2)
Net other revenues (expenses)	—	—	0.1	0.2	(0.3)	(0.6)	(0.2)	(0.4)
General and administrative expenses	—	—	(0.4)	(0.5)	(2.0)	(3.2)	(2.4)	(3.7)
Interest expense on debt	—	—	—	—	(4.1)	(4.8)	(4.1)	(4.8)
Pre-tax income (loss) from continuing operations	$19.4	$(12.3)	$20.0	$(22.3)	$33.1	$1.3	$72.5	$(33.3)

GAAP Ratios:
Loss and LAE	48.7%	64.5%	47.5%	74.4%			48.1%	69.1%
Expense	37.7%	43.2%	36.0%	42.4%			36.9%	42.8%
Total GAAP combined	86.4%	107.7%	83.5%	116.8%			85.0%	111.9%

(1)
To better align its operating and reporting structure with the Company's business profile as a result of the Runoff Transaction, OneBeacon revised its segment structure during the fourth quarter of 2012. Financial information for the prior period has been reclassified to conform to this presentation.

(2)
Specialty Products includes the results of A.W.G. Dewar, OneBeacon Professional Insurance, Collector Cars & Boats, OneBeacon Specialty Property, OneBeacon Excess and Surplus Lines, OneBeacon Surety Group, and OneBeacon Program Group.

(3)
Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group.

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
($ in millions)

	Three Months Ended		Year Ended
	Dec 31,	Dec 31,	Dec 31,	Dec 31,
	2012	2011	2012	2011
Gross beginning loss and LAE reserves [1]	$911.6	$3,458.9	$3,358.6	$3,295.5
Less beginning reinsurance recoverable on unpaid losses [1]	(41.3)	(2,239.1)	(2,167.5)	(1,893.2)
Net beginning loss and LAE reserves	870.3	1,219.8	1,191.1	1,402.3

Loss and LAE incurred:
Current accident year	197.5	142.4	657.4	578.1
Prior accident year	—	(15.4)	(7.4)	(29.8)
Total incurred loss and LAE from continuing operations	197.5	127.0	650.0	548.3

Loss and LAE paid:
Current accident year	(101.6)	(84.0)	(224.6)	(216.9)
Prior accident year	(74.3)	(61.6)	(340.5)	(306.3)
Total paid loss and LAE from continuing operations	(175.9)	(145.6)	(565.1)	(523.2)

Net loss and LAE reserves	891.9	1,201.2	1,276.0	1,427.4
Total incurred loss and LAE from discontinued operations	—	51.8	48.4	89.5
Total paid loss and LAE from discontinued operations	(43.7)	(55.2)	(220.8)	(261.1)
Net loss and LAE reserve	848.2	1,197.8	1,103.6	1,255.8
Net loss and LAE reclassified to held for sale related to Runoff [2]	44.5	—	(211.8)	—
Net loss and LAE reclassified (to) from held for sale related to AutoOne [3]	—	(6.7)	64.7	(64.7)
Net loss and LAE reserves sold as part of the AutoOne transaction [3]	—	—	(63.8)	—
Net ending loss and LAE reserve	892.7	1,191.1	892.7	1,191.1
Plus ending reinsurance recoverable on unpaid losses [1]	107.3	2,167.5	107.3	2,167.5
Gross ending loss and LAE reserves [1]	$1,000.0	$3,358.6	$1,000.0	$3,358.6

Earned premiums	$286.0	$264.2	$1,132.0	$1,012.2
Calendar year loss and LAE paid ratio	61.5%	55.1%	49.9%	51.7%
Calendar year loss and LAE incurred ratio	69.1%	48.1%	57.4%	54.2%
Prior accident year development	0.0 pts	(5.9) pts	(0.7) pts	(2.9) pts
Current accident year loss and LAE paid to incurred ratio	51.4%	59.0%	34.2%	37.5%

[1]
Twelve month and three month 2011 gross beginning and twelve month ending loss and LAE reserves and reinsurance recoverables on unpaid losses rollforward include purchase accounting adjustments relating to the OneBeacon Acquisition. As further described below, the remaining fair value reductions to both loss and LAE reserves and reinsurance recoverables on unpaid losses were reclassified to held for sale.

[2]	Assets and liabilities being sold as part of the Runoff transaction were required to be presented separately in the September 30, 2012 and December 31, 2012 consolidated balance sheets.

[3]
Assets and liabilities being sold as part of the AutoOne transaction were required to be presented separately in the December 31, 2011 consolidated balance sheet. The AutoOne transaction closed in February 2012.

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations (1)
($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Net written premiums	$116.3	$162.9	$143.5	$203.9	$120.6	4%	$571.2	$630.9	10%
Earned premiums	142.1	144.7	147.1	157.4	154.8	9%	549.8	604.0	10%

Total loss and LAE	(69.0)	(71.9)	(83.4)	(90.4)	(99.9)	45%	(281.7)	(345.6)	23%
Policy acquisition expenses	(35.8)	(34.9)	(36.4)	(40.3)	(38.7)	8%	(129.1)	(150.3)	16%
Other underwriting expenses	(17.9)	(21.8)	(24.0)	(21.9)	(28.5)	59%	(77.1)	(96.2)	25%
Underwriting income (loss)	19.4	16.1	3.3	4.8	(12.3)	(163)%	61.9	11.9	(81)%

Net other revenues	—	0.2	0.1	0.1	—	NM	—	0.4	NM
General and administrative expenses	—	—	—	—	—	NM	—	—	NM
Pre-tax income (loss) from continuing operations	$19.4	$16.3	$3.4	$4.9	$(12.3)	(163)%	$61.9	$12.3	(80)%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	52.9%	50.9%	54.6%	55.9%	53.5%	(0.6)	53.3%	53.7%	(0.4)
Cat loss and LAE incurred CAY	0.2%	0.5%	1.0%	0.9%	12.5%	(12.3)	0.9%	3.8%	(2.9)
Total loss and LAE CAY	53.1%	51.4%	55.6%	56.8%	66.0%	(12.9)	54.2%	57.5%	(3.3)
Prior year: (fav) unfav
Total loss and LAE PAY	(4.4)%	(1.6)%	1.1%	0.6%	(1.5)%	(2.9)	(3.0)%	(0.3)%	(2.7)
Total loss and LAE	48.7%	49.8%	56.7%	57.4%	64.5%	(15.8)	51.2%	57.2%	(6.0)

Policy acquisition expenses	25.3%	24.2%	24.7%	25.6%	25.0%	0.3	23.5%	24.9%	(1.4)
Other underwriting expenses	12.4%	15.0%	16.4%	13.9%	18.2%	(5.8)	14.0%	15.8%	(1.8)
Total expenses	37.7%	39.2%	41.1%	39.5%	43.2%	(5.5)	37.5%	40.7%	(3.2)

GAAP combined ratio	86.4%	89.0%	97.8%	96.9%	107.7%	(21.3)	88.7%	97.9%	(9.2)

(1)
Specialty Products includes the results of A.W.G. Dewar, OneBeacon Professional Insurance, Collector Cars & Boats, OneBeacon Specialty Property, OneBeacon Excess and Surplus Lines, OneBeacon Surety Group, and OneBeacon Program Group.

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations (1)
($ in millions)

	Three Months Ended					Year Over	Twelve Months Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Net written premiums	$124.9	$140.1	$148.7	$131.3	$128.2	3%	$491.5	$548.3	12%
Earned premiums	122.1	127.1	133.2	136.5	131.2	7%	462.4	528.0	14%

Total loss and LAE	(58.0)	(64.5)	(68.0)	(74.3)	(97.6)	68%	(266.6)	(304.4)	14%
Policy acquisition expenses	(23.9)	(23.2)	(24.5)	(26.3)	(25.1)	5%	(92.1)	(99.1)	8%
Other underwriting expenses	(19.9)	(25.7)	(27.3)	(25.5)	(30.5)	53%	(85.2)	(109.0)	28%
Underwriting income (loss)	20.3	13.7	13.4	10.4	(22.0)	NM	18.5	15.5	(16)%

Net other revenues (expenses)	0.1	0.1	—	(1.1)	0.2	100%	0.6	(0.8)	NM
General and administrative expenses	(0.4)	(0.3)	(0.5)	(0.6)	(0.5)	25%	(1.7)	(1.9)	12%
Pre-tax income (loss) from continuing operations	$20.0	$13.5	$12.9	$8.7	$(22.3)	NM	$17.4	$12.8	(26)%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	52.9%	49.0%	51.7%	54.4%	60.9%	(8.0)	53.7%	54.1%	(0.4)
Cat loss and LAE incurred CAY	2.1%	1.4%	3.2%	2.4%	11.7%	(9.6)	6.8%	4.7%	2.1
Total loss and LAE CAY	55.0%	50.4%	54.9%	56.8%	72.6%	(17.6)	60.5%	58.8%	1.7
Prior year: (fav) unfav
Total loss and LAE PAY	(7.5)%	0.3%	(3.8)%	(2.4)%	1.8%	(9.3)	(2.8)%	(1.1)%	(1.7)
Total loss and LAE	47.5%	50.7%	51.1%	54.4%	74.4%	(26.9)	57.7%	57.7%	—

Policy acquisition expenses	19.6%	18.3%	18.3%	19.3%	19.2%	0.4	19.9%	18.8%	1.1
Other underwriting expenses	16.4%	20.2%	20.5%	18.6%	23.2%	(6.8)	18.4%	20.6%	(2.2)
Total expenses	36.0%	38.5%	38.8%	37.9%	42.4%	(6.4)	38.3%	39.4%	(1.1)

GAAP combined ratio	83.5%	89.2%	89.9%	92.3%	116.8%	(33.3)	96.0%	97.1%	(1.1)

(1)
Specialty Industries includes the results of OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group.

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Net investment income	15.6	14.7	14.0	12.8	12.1	(22)%	71.4	53.6	(25)%
Net realized and unrealized investment gains (losses)	23.9	29.8	(11.9)	40.0	(2.2)	NM	10.6	55.7	NM
Net other (expenses) revenues	(0.3)	(0.2)	0.1	0.6	(0.6)	100%	(13.0)	(0.1)	(99)%
General and administrative expenses	(2.0)	(2.4)	(2.1)	(3.8)	(3.2)	60%	(8.1)	(11.5)	42%
Interest expense on debt	(4.1)	(4.1)	(4.0)	(4.0)	(4.8)	17%	(20.5)	(16.9)	(18)%
Pre-tax income (loss) from continuing operations	$33.1	$37.8	$(3.9)	$45.6	$1.3	(96)%	$40.4	80.8	100%

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended					Year Over	Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year 3 Mo	Dec 31,
	2011	2012	2012	2012	2012	% Change	2011	2012	% Change
Net investment income
Fixed maturity investments	$14.9	$13.7	$12.9	$12.0	$10.5	(30)%	$69.7	$49.1	(30)%
Short-term investments	—	—	0.1	—	—	—%	0.1	0.1	—%
Common equity securities	1.4	1.7	1.6	1.5	2.0	43%	5.3	6.8	28%
Convertible fixed maturity investments	0.9	1.1	1.2	1.1	1.2	33%	3.5	4.6	31%
Other investments	—	(0.1)	(0.1)	(0.2)	—	NM	(0.3)	(0.4)	33%
Total investment income	17.2	16.4	15.7	14.4	13.7	(20)%	78.3	60.2	(23)%
Less investment expenses	1.6	1.7	1.7	1.6	1.6	—%	6.9	6.6	(4)%
Net investment income	$15.6	$14.7	$14.0	$12.8	$12.1	(22)%	$71.4	$53.6	(25)%

Net realized investment gains (losses)
Fixed maturity investments	$6.8	$15.2	$0.9	$10.6	$0.4	(96)%	$32.1	$27.1	(16)%
Short-term investments	—	—	—	—	—	—%	—	—	—%
Common equity securities	(2.0)	3.6	(6.7)	2.9	2.3	NM	16.7	2.1	(87)%
Convertible fixed maturity investments	(5.2)	0.9	0.5	0.6	(1.6)	(69)%	(0.4)	0.4	(200)%
Other investments	—	1.1	0.9	(0.4)	19.6	NM	8.4	21.2	152%
Net realized investment (losses) gains	$(0.4)	$20.8	$(4.4)	$13.7	$20.7	NM	$56.8	$50.8	(11)%

Change in net unrealized investment (losses) gains
Fixed maturity investments	$(3.6)	$(2.1)	$4.8	$5.9	$(1.4)	(61)%	$(18.7)	$7.2	NM
Short-term investments	—	—	—	—	—	—%	—	—	—%
Common equity securities	22.0	4.8	(6.5)	18.7	(5.5)	NM	(22.1)	11.5	NM
Convertible fixed maturity investments	5.0	2.4	(3.8)	(0.6)	1.6	(68)%	(8.4)	(0.4)	(95)%
Other investments	0.7	3.8	(1.9)	2.1	(17.5)	NM	3.1	(13.5)	NM
Change in net unrealized investment gains (losses)	$24.1	$8.9	$(7.4)	$26.1	$(22.8)	NM	$(46.1)	$4.8	NM

Net investment income
Fixed maturity investments	$0.1	$0.1	$(0.1)	$0.2	$(0.1)	NM	$(0.1)	$0.1	NM
Short-term investments	0.1	—	—	—	—	100%	0.1	—	(100)%
Common equity securities	—	—	—	—	—	—%	(0.1)	—	(100)%
Convertible fixed maturity investments	—	—	—	—	—	—%	—	—	—%
Other investments	—	—	—	—	—	—%	—	—	—%
Net investment income	$0.2	$0.1	$(0.1)	$0.2	$(0.1)	NM	$(0.1)	$0.1	NM

Total investment return
Fixed maturity investments	$18.2	$26.9	$18.5	$28.7	$9.3	(49)%	$83.0	$83.4	—%
Short-term investments	0.1	—	0.1	—	—	(100)%	0.2	0.1	(50)%
Common equity securities	21.4	10.1	(11.6)	23.1	(1.2)	NM	(0.2)	20.4	NM
Convertible fixed maturity investments	0.7	4.4	(2.1)	1.1	1.2	71%	(5.3)	4.6	NM
Other investments	0.7	4.8	(1.1)	1.5	2.1	200%	11.2	7.3	(35)%
Total investment return	$41.1	$46.2	$3.8	$54.4	$11.4	(72)%	$88.9	$115.8	30%

Inflation adjustment included in net investment income	$0.1	$—	$0.3	$0.1	$0.2	100%	$2.0	$0.6	(70)%

OneBeacon Insurance Group, Ltd.
Investment Returns
($ in millions)

	Three Months Ended					Year Ended
	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Dec 31,
	2011 [1]	2012 [1]	2012	2012	2012 [2]	2011 [1]	2012 [2]
Average market value of investments
Fixed maturity investments	$2,060.1	$1,915.0	$1,926.1	$1,935.8	$1,702.6	$2,237.1	$1,851.2
Short-term investments	252.9	313.0	227.4	211.5	253.5	233.4	256.4
Common equity securities	255.5	274.0	274.0	280.9	277.2	282.2	273.8
Convertible fixed maturity investments	80.4	80.0	77.9	74.1	67.6	85.5	74.2
Other investments	156.1	155.5	155.6	156.1	150.3	161.0	153.4
Total average market value	$2,805.0	$2,737.5	$2,661.0	$2,658.4	$2,451.2	$2,999.2	$2,609.0

Investment returns
Fixed maturity investments	0.9%	1.4%	1.0%	1.5%	0.5%	3.7%	4.5%
Short-term investments	—%	—%	—%	—%	—%	0.1%	—%
Total fixed income	0.8%	1.2%	0.9%	1.3%	0.5%	3.4%	4.0%
Common equity securities	8.4%	3.7%	(4.2)%	8.2%	(0.4)%	(0.1)%	7.5%
Convertible fixed maturity investments	0.9%	5.5%	(2.7)%	1.5%	1.8%	(6.2)%	6.2%
Total common equity & convertible fixed maturity securities	6.6%	4.1%	(3.9)%	6.8%	—%	(1.5)%	7.2%
Other investments	0.4%	3.1%	(0.7)%	1.0%	1.4%	7.0%	4.8%
Total common equity, convertible fixed maturity securities & other investments	4.6%	3.8%	(2.9)%	5.0%	0.4%	1.1%	6.4%

Total return	1.5%	1.7%	0.1%	2.0%	0.5%	3.0%	4.4%

Average amortized cost of investments
Fixed maturity investments	$2,018.3	$1,818.0	$1,883.6	$1,887.9	$1,652.7	$2,187.4	$1,783.4
Short-term investments	252.9	313.0	227.4	211.5	253.5	233.2	256.4
Common equity securities	240.6	245.6	246.5	247.3	236.9	245.1	241.5
Convertible fixed maturity investments	79.4	75.3	73.9	72.3	65.3	79.7	70.9
Other investments	125.9	123.1	122.3	122.6	118.5	131.6	121.3
Total average amortized cost	$2,717.1	$2,575.0	$2,553.7	$2,541.6	$2,326.9	$2,877.0	$2,473.5

Investment yield
Fixed maturity investments	0.7%	0.8%	0.7%	0.6%	0.6%	3.2%	2.7%
Short-term investments	—%	—%	—%	—%	—%	—%	—%
Common equity securities	0.6%	0.7%	0.6%	0.6%	0.8%	2.2%	2.8%
Convertible fixed maturity investments	1.1%	1.5%	1.6%	1.5%	1.8%	4.4%	6.5%
Other investments	—%	(0.1)%	(0.1)%	(0.2)%	—%	(0.2)%	(0.3)%
Total investment yield	0.6%	0.6%	0.6%	0.6%	0.6%	2.7%	2.4%

[1] For the three months ended December 31, 2011 and March 31, 2012 and the year ended December 31, 2011, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the AutoOne transaction which were required to be presented separately in the December 31, 2011 consolidated balance sheet. The AutoOne transaction closed in February 2012.
[2] For the three and twelve months ended December 31, 2012, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the Runoff Transaction which were required to be presented separately in the September 30, 2012 and December 31, 2012 consolidated balance sheets.

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets
($ in millions)

	Dec 31, 2011 [1]		Mar 31, 2012		Jun 30, 2012		Sep 30, 2012		Dec 31, 2012 [2]
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity investments	$1,998.0	70.9%	$1,831.9	69.0%	$2,020.1	75.8%	$1,851.4	70.0%	$1,931.4	73.4%
Short-term investments	320.0	11.3%	306.1	11.5%	148.8	5.6%	274.1	10.3%	232.8	8.9%
Common stock	266.5	9.5%	281.5	10.6%	266.5	10.0%	295.3	11.1%	259.0	9.8%
Convertible fixed maturity investments	79.8	2.8%	80.1	3.0%	75.6	2.8%	72.6	2.7%	62.6	2.4%
Other investments	155.1	5.5%	155.9	5.9%	155.3	5.8%	156.9	5.9%	143.8	5.5%
Total investments, market value	$2,819.4	100.0%	$2,655.5	100.0%	$2,666.3	100.0%	$2,650.3	100.0%	$2,629.6	100.0%

Inflation indexed treasuries	$37.9	1.9%	$22.5	1.2%	$21.9	1.1%	$18.4	1.0%	$18.4	1.0%
Other U.S. government obligations	177.5	8.9%	181.9	9.9%	175.5	8.7%	186.8	10.1%	179.2	9.3%
Debt securities issued by industrial corporations	758.7	38.0%	711.4	38.8%	772.4	38.2%	638.0	34.4%	711.5	36.8%
Municipal obligations	2.2	0.1%	2.2	0.1%	3.4	0.2%	3.3	0.2%	3.2	0.2%
Asset-backed securities	938.3	47.0%	823.4	45.0%	956.2	47.3%	913.9	49.3%	927.9	48.0%
Foreign government obligations	8.1	0.3%	8.1	0.5%	8.0	0.4%	6.7	0.4%	6.5	0.3%
Preferred stocks	75.3	3.8%	82.4	4.5%	82.7	4.1%	84.3	4.6%	84.7	4.4%
Total fixed maturity investments, market value	$1,998.0	100.0%	$1,831.9	100.0%	$2,020.1	100.0%	$1,851.4	100.0%	$1,931.4	100.0%

Government bonds	$213.6	10.9%	$203.1	11.3%	$196.7	10.0%	$210.4	11.7%	$203.1	10.8%
AAA/Aaa	75.9	3.9%	791.5	44.2%	934.0	47.3%	839.2	46.6%	287.8	15.3%
AA/Aa	892.4	45.6%	63.9	3.6%	75.2	3.8%	50.6	2.8%	643.4	34.2%
A/A	315.7	16.1%	308.9	17.2%	339.6	17.2%	285.3	15.8%	305.5	16.2%
BBB/Baa	370.3	19.0%	335.7	18.7%	341.6	17.3%	314.4	17.5%	356.4	18.9%
Other/not rated	88.2	4.5%	88.8	5.0%	88.2	4.4%	100.6	5.6%	85.8	4.6%
Total fixed maturities, amortized cost	$1,956.1	100.0%	$1,791.9	100.0%	$1,975.3	100.0%	$1,800.5	100.0%	$1,882.0	100.0%

[1]
The market value and amortized cost of investments as of December 31, 2011 were calculated prior to the reclassification of $111.8 million of assets being sold as part of the AutoOne transaction which were required to be presented separately in the December 31, 2011 consolidated balance sheet. The AutoOne transaction closed in February 2012.

[2]
Market value and amortized cost of investments as of September 30, 2012 and December 31, 2012 were calculated prior to the reclassification of $377.3 and $338.1 million, respectively, of assets being sold as part of the Runoff Transaction which were required to be presented separately in the September 30, 2012 and December 31, 2012 consolidated balance sheets.

OneBeacon Insurance Group, Ltd.
Capital Structure [1]
($ in millions)

	As of
	Dec 31, 2011	Dec 31, 2012
Total capitalization
Senior notes, including current portion	$269.7	$274.7
OneBeacon’s common shareholders’ equity	1,099.8	1,014.5
Total capitalization	$1,369.5	$1,289.2

Ratio of debt to total capital	19.7%	21.3%

[1]
In November, 2012, the Company issued $275.0 million face value of senior unsecured debt through a public offering and used the proceeds to repurchased and retire the previously outstanding $269.9 million of senior notes. The Company incurred a $6.3 million loss on the repurchase and retirement of the previously outstanding senior notes.

OneBeacon Insurance Group, Ltd.
Interest Coverage
($ in millions)

		Twelve Months Ended
		Dec 31,	Dec 31,
		2011	2012
	Pre-tax income	$119.7	$105.9
	Less:
	Net realized and unrealized investment (gains)/losses	(10.6)	(55.7)
	Interest expense on debt	20.5	16.9
[A]	Pre-tax operating income before interest expense on debt	$129.6	$67.1

[B]	Interest expense on debt	$20.5	$16.9

	Interest coverage [A/B]	6.3x	4.0x